UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2011 (July 26, 2011)
HCA HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930

(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

One Park Plaza, Nashville,
Tennessee		37203
(Address of Principal Executive		(Zip Code)
Offices)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
EX-1.1
EX-4.2
EX-4.3
EX-4.9
EX-4.10
EX-5.1
EX-25.1

Item 1.01 Entry into a Material Definitive Agreement
Overview
     On July 26, 2011, HCA Holdings, Inc. (the “Registrant” or the “Parent Guarantor”), HCA Inc., a wholly-owned subsidiary of the Registrant (the “Issuer”), and certain subsidiary guarantors of the Issuer entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC as underwriters, for the issuance and sale by the Issuer of $3,000,000,000 aggregate principal amount of its 6.50% Senior Secured Notes due 2020 (the “Secured Notes”) and $2,000,000,000 aggregate principal amount of its 7.50% Notes due 2022 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”).
     On August 1, 2011, the Secured Notes were issued pursuant to a base indenture, dated as of such date (the “Base Indenture”), among the Issuer, the Parent Guarantor, Law Debenture Trust Company of New York, as trustee, (the “Trustee”) and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”), as amended and supplemented by the supplemental indenture, dated as of August 1, 2011, among the Issuer, the Parent Guarantor, the subsidiary guarantors named therein (the “Subsidiary Guarantors” and, together with the Parent Guarantor, the “Guarantors”), the Trustee and the Registrar (as supplemented, amended or modified from time to time, the “Secured Notes Indenture”).
     Also on August 1, 2011, the Unsecured Notes were issued pursuant to the Base Indenture, as supplemented by the supplemental indenture thereto, dated as of August 1, 2011, among the Issuer, the Parent Guarantor, the Trustee and the Registrar (as supplemented, amended or modified from time to time, the “Unsecured Notes Indenture” and, together with the Secured Notes Indenture, the “Indentures”). A form of the Base Indenture is set forth as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (File No. 333-175791), filed on July 26, 2011, and is incorporated herein by reference.
     Net proceeds from the offering of Notes, after deducting underwriter discounts and commissions and estimated offering expenses, are estimated to be approximately $4.939 billion. The Issuer intends to use the net proceeds from the offering of Notes, together with $284 million of borrowings under its asset-based revolving credit facility, to redeem and repurchase all of its outstanding $1.578 billion 9 5/8%/10 3/8% second lien toggle notes due 2016 and its outstanding $3.200 billion 9 1/4% second lien notes due 2016, and for related fees and expenses. Redemption of such notes is anticipated to occur on August 26, 2011. The pretax debt retirement charge related to these redemptions is expected to be approximately $396 million.
     The following is a brief description of the terms of the Notes and the Indentures.
Secured Notes
     The Secured Notes will mature on February 15, 2020. Interest on the Secured Notes will be payable semi-annually on February 15 and August 15 of each year, commencing on February 15, 2012, to holders of record on the preceding February 1 or August 1, as the case may be.
Ranking
     The Secured Notes are the Issuer’s senior obligations and: (i) rank senior in right of payment to any of its future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively senior in right of payment to indebtedness under its second lien notes to the extent of the collateral securing such indebtedness and to any unsecured indebtedness, (iv) are effectively equal in right of payment with indebtedness under its cash flow credit facility and existing first lien notes to the extent of the collateral (other than certain European collateral securing the senior secured European term loan facility) securing such indebtedness, (v) are effectively subordinated in right of payment to all indebtedness under its asset-based revolving credit facility to the extent of the shared collateral securing such indebtedness, and (vi) are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of its non-guarantor subsidiaries (other than indebtedness and liabilities owed to it or one of its guarantor subsidiaries).

Guarantees
     The Secured Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor and on a senior secured basis by each of the Issuer’s existing and future direct or indirect wholly owned domestic subsidiaries that guarantees its obligations under its senior secured credit facilities (except for certain special purpose subsidiaries that only guarantee and pledge their assets under its asset-based revolving credit facility).
Security
     The Secured Notes and related subsidiary guarantees are secured by first-priority liens, subject to permitted liens, on certain of the assets of the Issuer and the subsidiary guarantors that secure its cash flow credit facility and the existing first lien notes on a pari passu basis, including: (i) substantially all the capital stock of any wholly owned first-tier subsidiary of the Issuer or of any subsidiary guarantor of the Secured Notes (but limited to 65% of the voting stock of any such wholly owned first-tier subsidiary that is a foreign subsidiary) and (ii) substantially all tangible and intangible assets of the Issuer and each subsidiary guarantor, other than (1) other properties that do not secure its senior secured credit facilities, (2) deposit accounts, other bank or securities accounts and cash, (3) leaseholds and motor vehicles; provided that, with respect to the portion of the collateral comprised of real property, the Issuer will have up to 60 days following the issue date of the notes to complete those actions required to perfect the first-priority lien on such collateral, (4) certain European collateral and (5) certain receivables collateral that only secures its asset-based revolving credit facility, in each case subject to exceptions, and except that the lien on properties defined as “principal properties” under its existing indenture dated as of December 16, 1993, so long as such indenture remains in effect, will be limited to securing a portion of the indebtedness under the notes, its cash flow credit facility and the existing first lien notes that, in the aggregate, does not exceed 10% of its consolidated net tangible assets.
     The Secured Notes and the related subsidiary guarantees will be secured by second-priority liens, subject to permitted liens, on certain receivables of the Issuer and the subsidiary guarantors that secure its asset-based revolving credit facility on a first-priority basis.
     In the event the Secured Notes have investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s, the collateral securing the Secured Notes and the related subsidiary guarantees will be released. In addition, to the extent the collateral is released as security for the Issuer’s senior secured credit facilities, it will also be released as security for the Secured Notes and for the related subsidiary guarantees.
Covenants
     The Secured Notes Indenture contains covenants limiting the Issuer’s and certain of its subsidiaries’ ability to: (i) create liens on certain assets to secure debt, (ii) engage in certain sale and lease-back transactions, (iii) sell certain assets and (iv) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.
     Certain of these covenants will cease to apply and others will be modified in the event that the Secured Notes have investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s.
Intercreditor Arrangements
First Lien Intercreditor Agreement
     Bank of America, N.A., as collateral agent for the holders of the Secured Notes, the existing first lien notes and obligations under the cash flow credit facility (the “First Lien Collateral Agent”), Bank of America, N.A., as authorized representative of the lenders under the cash flow credit facility (the “Administrative Agent”), and Law Debenture Trust Company of New York, as authorized representative of the holders of the existing first lien notes, entered into a First Lien Intercreditor Agreement, dated as of April 22, 2009, with respect to the collateral (the “Collateral”) that secures the cash flow credit facility, the existing first lien notes and the Secured Notes and may secure additional first lien obligations (“Additional First Lien Obligations”) permitted to be incurred under the Company’s debt instruments and designated as additional first lien obligations for purposes of the First Lien Intercreditor Agreement, the Security Agreement and the Pledge Agreement. The Secured Notes and related guarantees became subject to the First Lien Intercreditor Agreement as of August 1, 2011.
Additional General Intercreditor Agreement
     In addition, the First Lien Collateral Agent, The Bank of New York Mellon, as collateral agent (the “Junior Lien Collateral Agent”) for the holders of the notes (the “Second Lien Notes”) secured by liens on the Collateral on a second-priority basis (or a third-priority basis with respect to certain receivables collateral) and the trustees under the indentures (the “Second Lien Indentures”) governing the Second Lien Notes, entered into an Additional General Intercreditor Agreement, dated as of August 1, 2011, by which the Secured Notes are given the same ranking and rights with respect to the Collateral.
Additional Receivables Intercreditor Agreement
     Finally, the First Lien Collateral Agent and Bank of America, N.A., as collateral agent (the “ABL Collateral Agent”) in connection with the asset-based revolving facility, entered into an Additional Receivables Intercreditor Agreement, dated as of August 1, 2011, by which the Secured Notes are given the same ranking, rights and obligations with respect to certain receivables collateral (the “Receivables Collateral”) that secures the asset-based revolving credit facility on a first-priority basis and the Secured Notes, cash flow credit facility and the existing first lien notes on a second-priority basis.
Unsecured Notes
     The Unsecured Notes will mature on February 15, 2022. Interest on the Secured Notes will be payable semi-annually on February 15 and August 15 of each year, commencing on February 15, 2012 to holders of record on the preceding February 1 or August 1, as the case may be.
Ranking
     The Unsecured Notes are the Issuer’s senior obligations and: (i) rank senior in right of payment to any of its future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively subordinated in right of payment to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and (vi) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of its subsidiaries.
Guarantees
     The Unsecured Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor. The Unsecured Notes will not be guaranteed by any of the Issuer’s subsidiaries.
Covenants
     The Unsecured Notes Indenture contains covenants limiting the Issuer’s and certain of its subsidiaries’ ability to: (i) create liens on certain assets to secure debt, (ii) engage in certain sale and lease-back transactions and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.
Terms Common to the Secured Notes and the Unsecured Notes
Optional Redemption
     The Indentures permit the Issuer to redeem some or all of the Notes at any time at “make whole” redemption prices set forth in the respective Indenture.

Change of Control
     Upon the occurrence of a change of control, as defined in the Indentures, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.
Events of Default
     The Indentures also provide for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.
***
     The foregoing descriptions of the Underwriting Agreement, the Indentures (including the forms of the Notes) and Intercreditor Agreements are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3, 4.8, 4.9 and 4.10.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     The information required by Item 2.03 relating to the borrowings by the Issuer under the Notes, together with related borrowings under its asset-based revolving credit facility to pay related fees and expenses, is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibit.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 26, 2011, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC

4.1	Form of Indenture of HCA Inc. (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (File No. 333-175791) and incorporated herein by reference)

4.2	Supplemental Indenture No. 1, dated as of August 1, 2011, among HCA Inc., HCA Holdings, Inc., Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (Unsecured Notes)

4.3	Supplemental Indenture No. 2, dated as of August 1, 2011, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (Secured Notes)

4.4	Form of Global Note representing the Unsecured Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the Secured Notes (included in Exhibit 4.3)

4.6	Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary grantors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.7	Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009,

among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.8	First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A., as collateral agent, Bank of America, N.A. as authorized representative under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative for the holders of the existing first lien notes (filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed on April 28, 2009, and incorporated herein by reference)

4.9	Additional General Intercreditor Agreement, dated as of August 1, 2011, by and among Bank of America, N.A., in its capacity as First Lien Collateral Agent, The Bank of New York Mellon, in its capacity as Junior Lien Collateral Agent and in its capacity as trustee for the Second Lien Notes issued on November 17, 2006, and The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee for the Second Lien Notes issued on February 19, 2009

4.10	Additional Receivables Intercreditor Agreement, dated as of August 1, 2011 by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A., as New First Lien Collateral Agent

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of Law Debenture Trust Company of New York for Indenture of HCA Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.
(Registrant)

	By:	/s/ David G. Anderson David G. Anderson
Senior Vice President — Finance and Treasurer

Date: August 1, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 26, 2011, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC

4.1	Form of Indenture of HCA Inc. (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (File No. 333-175791) and incorporated herein by reference)

4.2	Supplemental Indenture No. 1, dated as of August 1, 2011, among HCA Inc., HCA Holdings, Inc., Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (Unsecured Notes)

4.3	Supplemental Indenture No. 2, dated as of August 1, 2011, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (Secured Notes)

4.4	Form of Global Note representing the Unsecured Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the Secured Notes (included in Exhibit 4.3)

4.6	Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary grantors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.7	Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.8	First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A., as collateral agent, Bank of America, N.A. as authorized representative under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative for the holders of the existing first lien notes (filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed on April 28, 2009, and incorporated herein by reference)

4.9	Additional General Intercreditor Agreement, dated as of August 1, 2011, by and among Bank of America, N.A., in its capacity as First Lien Collateral Agent, The Bank of New York Mellon, in its capacity as Junior Lien Collateral Agent and in its capacity as trustee for the Second Lien Notes issued on November 17, 2006, and The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee for the Second Lien Notes issued on February 19, 2009

4.10	Additional Receivables Intercreditor Agreement, dated as of August 1, 2011 by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A., as New First Lien Collateral Agent

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of Law Debenture Trust Company of New York for Indenture of HCA Inc.